Exhibit 10.96

SEVENTH AMENDMENT TO

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

This SEVENTH AMENDMENT TO AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of September 1, 2017 (this “Amendment”) is made among Comenity Bank (formerly known as World Financial Network Bank), a Delaware state chartered bank, as Servicer (the “Servicer”), WFN Credit Company, LLC, a Delaware limited liability company, as Transferor (the “Transferor”), and U.S. Bank National Association (successor to Deutsche Bank Trust Company Americas, successor to Union Bank, N.A., formerly known as Union Bank of California, N.A., successor to JPMorgan Chase Bank, N.A.), a national banking association, as Trustee (the “Trustee”) of World Financial Network Credit Card Master Trust III, to the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, among the Servicer, the Transferor and the Trustee (as amended and restated as of September 28, 2001, as further amended as of April 7, 2004, March 23, 2005, October 26, 2007, March 30, 2010, September 30, 2011 and December 1, 2016, and as modified by a Trust Combination Agreement, dated as of April 26, 2005, as amended, the “Pooling Agreement”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Pooling Agreement.

WHEREAS, the parties hereto are party to the Pooling Agreement and desire to amend the Pooling Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.    Amendments.  (a) Section 6.4(b) of the Pooling Agreement is hereby amended and restated in its entirety to read as follows:

“The Transfer Agent and Registrar will maintain at its expense at its Corporate Trust Office and, if and so long as any Series or Class is listed on the Luxembourg Stock Exchange, Luxembourg, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).”

(b)     Section 11.15(a) of the Pooling Agreement is hereby amended and restated in its entirety to read as follows:

“Trustee is a national banking association, formed and existing under the laws of the United States of America.”

SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which (i) each of the parties hereto receive counterparts of this Amendment, duly executed and delivered by each of the parties hereto and (ii) each of the conditions precedent described in Section 13.1(b) of the Pooling Agreement are satisfied.

SECTION 3.    Effect of Amendment; Ratification.    (a) On and after the Effective Date, this Amendment shall be a part of the Pooling Agreement and each reference in the Pooling Agreement to “this Agreement” or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Pooling Agreement shall mean and be a reference to the Pooling Agreement as amended hereby.

(b)     Except as expressly amended hereby, the Pooling Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4.    Governing Law.     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

SECTION 5.  Section Headings.     Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

SECTION 6.    Counterparts.     This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.    Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

SECTION 7.    Trustee Disclaimer.     Trustee shall not be responsible for the validity or sufficiency of this amendment, nor for the recitals contained herein.

[Signature Page Follows]

Seventh Amendment to Pooling Agreement (Trust III)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WFN CREDIT COMPANY, LLC

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

U.S. Bank National Association, as Trustee

By: /s/ Mirtza Escobar
Name: Mirtza Escobar
Title: Vice President

COMENITY BANK

By: /s/ Randy J. Redcay
Name: Randy J. Redcay
Title: Chief Financial Officer

Seventh Amendment to Pooling Agreement (Trust III)